UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          __________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2003

                         Commission File Number: 0-23832

                             PSS WORLD MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

Florida                        0-23832                     59-2280364
--------                   ---------------               --------------
(State or other            (Commission                   (IRS Employer
 jurisdiction of            File Number)                  Identification No.)
 incorporation)

                            4345 Southpoint Boulevard
                           Jacksonville, Florida 32216
               (Address of principal executive offices) (Zip Code)

                                 (904) 332-3000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit
Number   Description

99.1 Press Release dated May 22, 2003 with respect to the Registrant's financial results for the quarter and fiscal year ended March 28, 2003.


Item 9.  Regulation  FD  Disclosure.

The information included in this section is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No.33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 22, 2003, PSS World Medical, Inc. (the "Registrant") announced financial results for the quarter and fiscal year ended March 28, 2003. A copy of the press release announcing the Registrant's earnings results for the quarter and fiscal year ended March 28, 2003 is attached hereto as Exhibit 99.1.

The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The Registrant has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The following non-GAAP financial measures are included in the attached earnings release: (i) adjusted income from operations, (ii) Adjusted EBITDA, and (iii) Return on Committed Capital ("ROCC"). Management believes adjusted income from operations, which is income from operations plus other general and administrative expenses, is useful to investors to focus on the Registrant's continuing operations. Other general and administrative expenses are influenced by the Registrant's rationalization programs, may vary significantly from period to period, and may not be indicative of the Registrant's ongoing operating expenses. Management believes that Adjusted EBITDA, which is income from continuing operations before extraordinary loss, plus the sum of (i) interest expense, (ii) provision for income taxes, (iii) depreciation, (iv) amortization, and (v) other general and administrative expenses, less (vi) interest and investment income, is a common alternative measure of operating performance used by investors and financial analysts to measure value, liquidity, and performance. ROCC, which is return divided by committed capital, is also a common alternative measure of operating performance used by investors and financial analysts to measure profitability.


The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2003
                                  PSS WORLD MEDICAL, INC.


                                   By:      /s/ David M. Bronson
                                   Name:    David M. Bronson
                                   Title:   Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


99.1              Press Release dated May 22, 2003
                  With respect to the Registrant's financial results for the quarter and fiscal year ended March 28, 2003.